                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


     This Registration Rights Agreement (this "Agreement") is entered into as of this 9th day of June, 1997 by and among Cyrk, Inc., a Delaware corporation (the "Company"), Allan Brown and Eric Stanton.

                                  Introduction
                                  ------------

     The parties to this Agreement, along with Simon Marketing, Inc., a Nevada corporation, and SMI Merger, Inc., a Delaware corporation, are parties to an Agreement and Plan of Merger dated as of May 7, 1997 (as amended from time to time, the "Merger Agreement"), pursuant to which, INTER ALIA, Allan Brown and Eric Stanton have acquired, or will receive, shares of common stock, par value $.01 per share (the "Common Stock"), of the Company. The execution of this Agreement is a condition precedent to the Closing of the transaction contemplated under the Merger Agreement and to acquire the shares of Common Stock. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Merger Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section 1. Demand Registration Rights.
     ---------  ---------------------------

          (a) If, at any time commencing on the second anniversary of the Closing Date or any earlier date pursuant to which the Merger will continue to qualify as a reorganization within the meaning of Section 368(a) of the Code (as determined by the Company and its counsel), Allan Brown or Eric Stanton request that the Company file a registration statement under the Securities Act of 1933, as amended (the "Act"), for all or part of the shares of Common Stock held by Allan Brown and/or Eric Stanton on the date of such request (including, without limitation, any shares received by Allan Brown or Eric Stanton as an additional payment pursuant to Section 1.05 of the Merger Agreement), provided that the number of shares covered by such request equals or exceeds 250,000 shares, the Company shall use its best efforts to register under the Act the shares of Common Stock held by Allan Brown or Eric Stanton requested to be registered in accordance with the procedures outlined in Section 4 hereof. The Company shall effect an aggregate maximum of three such demand registrations, provided that no such demand may be requested within six months of any prior demand; PROVIDED, further, that if the Company defers any such registration request (an "Initial Registration Request") pursuant to Section 1(b)(i), then the Initial Registration Request and such registration made following such deferral but initiated by the Initial Registration Request shall, together, constitute one demand registration hereunder.

          (b) With respect to each demand registration right exercised by Allan Brown pursuant to Section 1(a) hereof, the Company hereby agrees to promptly give notice of the exercise of such demand registration right (a "Demand Registration Notice") to Eric Stanton. With respect to each demand registration right exercised by Eric Stanton pursuant to Section 1(a) hereof, the Company hereby agrees to promptly give a Demand Registration Notice to Allan Brown. Upon receipt by Allan Brown or Eric Stanton (the "Notice Recipient") of a Demand Registration Notice, the Notice Recipient shall have the right to participate in such demand registration by providing notice of its intent to so participate to the Company within fifteen (15) days following the date of receipt by the Notice Recipient of the Demand Registration Notice. The participation by the Notice Recipient in such demand registration shall not constitute an additional demand registration hereunder.

          (c) If Allan Brown (without Eric Stanton) exercises the first two demand registration rights pursuant to Section 1(a) hereof, then Eric Stanton (but not Allan Brown) shall have the right to exercise the third demand registration right pursuant to Section 1(a) hereof. If Eric Stanton (without Allan Brown) exercises the first two demand registration rights pursuant to
Section 1(a) hereof, then Allan Brown (but not Eric Stanton) shall have the right to exercise the third demand registration right pursuant to Section 1(a) hereof.

          (d) Notwithstanding the foregoing, (i) if the Company shall furnish to such holder(s) requesting a registration statement pursuant to Section 1(a) a certificate signed by an officer of the Company stating that in the good faith judgment of the Company it would have a materially adverse impact on the business of the Company and be materially adverse to its shareholders for such registration statement to be filed and it is therefor essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days from the date of the request of such holder(s) requesting such registration and (ii) no holder shall be allowed to exercise its registration rights set forth in Section 1(a) within 180 days from the date that the Company has registered any shares of Common Stock or any securities similar to Common Stock for its own or others' account under the Act (other than a registration statement on Form S-4 or S-8 or any substitute form that may be adopted by the Securities and Exchange Commission (the "Commission")).

     Section 2. Piggyback Registration Rights.
     ---------  -----------------------------

          (a) Whenever, at any time commencing on the second anniversary of the Closing Date or any earlier date pursuant to which the Merger will continue to qualify as a reorganization within the meaning of Section 368(a) of the Code (as determined by the Company and its counsel), the Company proposes to register any shares of Common Stock for its own or others' account under the Act, other than a registration solely relating to employee benefit plans or a registration solely relating to shares to be sold under Rule 145 under the Act, the Company shall give Allan Brown and Eric Stanton prompt written notice of its intent to do so no less than 30 days before the filing of any registration statement. Upon the written request of either Allan Brown or Eric Stanton given within 15 days after receipt of such notice, the Company shall, subject to Section 2(b), cause to be included in such registration all of the shares of Common Stock held by Allan Brown and/or Eric Stanton specified in such written request.

          (b) If the Company is advised in writing in good faith by any managing underwriter of the securities being offered pursuant to any registration statement under this Section 2 that, because of marketing considerations, the number of shares of Common Stock to be sold by persons other than the Company is greater than the number of such shares which can be offered without materially and adversely affecting the offering, the Company may reduce PRO RATA the number of shares offered for the accounts of such persons (based upon the number of shares requested by each such person to be included in the registration) to a number deemed sufficient by such managing underwriter to eliminate the material and adverse effect.

     Section 3. Selection of Underwriter.
     ---------  ------------------------

          (a) If the Company so requires, or if Allan Brown or Eric Stanton so elects, the offering of shares of Common Stock held by them pursuant to Section 1 shall be in the form of a firm commitment underwritten offering. In such event, (i) Allan Brown, Eric Stanton and the Company shall jointly select the book-running and other managing underwriters in connection with such offering and any additional investment bankers and managers to be used in connection with such offering and (ii) the right of any holder to include his registrable shares in such registration shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's registrable shares in the underwriting to the extent provided herein.

          (b) Holders of Common Stock other than Allan Brown and Eric Stanton may request that their shares of Common Stock be included in any registration requested under Section 1. If the underwriter managing the offering determines that, because of marketing considerations, all of the shares of Common Stock requested to be registered may not be included in the offering, then all holders of Common Stock other than Allan Brown or Eric Stanton who have requested registration shall participate in the offering PRO RATA based upon the number of shares of Common Stock which they have requested to be so registered; PROVIDED that any such reduction shall not apply to the shares of Common Stock held by Allan Brown or Eric Stanton.

     SECTION 4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any shares of Common Stock under the Act, the Company shall:

          (a) as expeditiously as reasonably possible (and, in the case of a registration under Section 1, within 60 days of any request thereunder) file with the Commission a registration statement, in form and substance required by the Act, with respect to such Common Stock and use its best efforts to cause that registration statement to become effective;

          (b) as expeditiously as reasonably possible, prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to keep the registration statement effective, in the case of a firm commitment underwritten public offering, until completion of the distribution of all securities described therein and, in the case of any other offering, until the earlier of the sale of all Common Stock covered thereby or 120 days after the effective date thereof;

          (c) as expeditiously as reasonably possible, furnish to each holder that requested that Common Stock be registered, such reasonable number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement, including each preliminary prospectus, in conformity with the requirements of the Act, and such other documents as such holder may reasonably request in order to facilitate the public sale or other disposition of the Common Stock owned by such holder;

          (d) as expeditiously as reasonably possible, use its best efforts to register or qualify the Common Stock covered by the registration statement for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as the holders thereof shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the holders thereof to consummate the public sale or other disposition in such jurisdictions of the Common Stock owned by the holders; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

          (e) after the filing of the registration statement, promptly notify the holder that requested that Common Stock be registered of any stop order issued or, to the knowledge of the Company, threatened to be issued by the Commission and use all commercially reasonable efforts to prevent the entry of such stop order or to remove it if entered;

          (f) in connection with each registration pursuant to Sections 1 and 2 above covering an underwritten public offering with the agreement of each participating holder, enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature;

          (g) furnish to each underwriter, if any, and the participating holders, a legal opinion of its counsel and a comfort letter from its independent certified public accountants, each in customary form and substance, at such time or times as such documents are customarily provided in the type of offering involved;

          (h) as promptly as practicable, notify the holder that requested that Common Stock be registered, at any time when a prospectus relating to the sale of the Common Stock is required by law to be delivered in connection with sales by an underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the registered Common Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and as promptly as practicable make available to the holder that requested that Common Stock be registered and to the underwriters any such supplement or prospectus and, in the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 4(b) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to such holder such supplemented or amended prospectus;

          (i) whenever the Company is registering any Common Stock under the Act and a holder of Common Stock is selling securities under such registration or determines that it may be a controlling person under the Act, keep such holder advised in writing of the initiation, progress and completion of such registration, allow such holder and such holders's counsel to participate in the preparation of the registration statement and to have access to all relevant corporate records, documents and information, include in the registration statement such information as such holder may reasonably request and take all such other action as such holder may reasonably request;

          (j) as of the effective date of any registration statement relating thereto, cause all such Common Stock to be listed on each securities exchange on which similar securities issued by the Company are then listed, and, if not so listed, to be listed on the NASDAQ National Market; and

          (k) as of the effective date of any registration statement relating thereto, provide a transfer agent and registrar for all such Common Stock.

     Each holder of Common Stock included in a registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with the registration, qualification or compliance referred to in this Agreement.

     SECTION 5. EXPENSES. The Company shall pay all expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, transfer taxes, fees and expenses of counsel and independent certified public accountants for the Company and the fees and expenses of one counsel selected by each holder of Common Stock to represent him in connection with each such registration, state securities and blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions relating to the sale of the Common Stock. The Company shall pay all internal Company expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) incurred in complying with this Agreement.

     SECTION 6. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless Allan Brown and Eric Stanton from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Common Stock to be registered (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of Allan Brown or Eric Stanton expressly for use therein. The Company also agrees to indemnify any underwriters of the Common Stock, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of Allan Brown and Eric Stanton provided in this Section 6.

     Section 7. Indemnification by Allan Brown and Eric Stanton.
     ---------  -----------------------------------------------

          (a) Allan Brown agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of the Act or the Securities Exchange Act of 1934, as amended, (the "Exchange Act") to the same extent as the foregoing indemnity from the Company to Allan Brown, but only with reference to information furnished in writing by or on behalf of Allan Brown expressly for use in any registration statement or prospectus relating to Common Stock to be registered, or any amendment or supplement thereto, or any preliminary prospectus and not in reference to information furnished in writing by or on behalf of Eric Stanton. Allan Brown also agrees to indemnify and hold harmless the underwriters of the Common Stock, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 7(a).

          (b) Eric Stanton agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of the Act or the Securities Exchange Act of 1934, as amended, (the "Exchange Act") to the same extent as the foregoing indemnity from the Company to Eric Stanton, but only with reference to information furnished in writing by or on behalf of Eric Stanton expressly for use in any registration statement or prospectus relating to Common Stock to be registered, or any amendment or supplement thereto, or any preliminary prospectus and not in reference to information furnished in writing by or on behalf of Allan Brown. Eric Stanton also agrees to indemnify and hold harmless the underwriters of the Common Stock, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 7(b).

     SECTION 8. CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6 or 7, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon the request of the Indemnified Party shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party shall have failed within a reasonable time after having been notified by the Indemnified Party of the existence of such claim as provided in the preceding sentence; (ii) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (iii) such Indemnified Party shall have been advised in writing by his or its legal counsel that there may be one or more legal defenses available to the Indemnified Party the assertion of which would be materially adverse to the interests of the Indemnifying Party. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate law firm (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they occur. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement or any proceeding effected without its written consent, but if settled with such consent, or if there shall be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall settle any action or claim without the consent of the Indemnified Party if such settlement (i) does not provide for a full release of the Indemnified Party or
(ii) would adversely effect the Indemnified Party.

     Section 9. Contribution.
     ---------  ------------

          (a) If the indemnification provided for in this Agreement is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, Allan Brown, Eric Stanton and the underwriters from the offering of the securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, Allan Brown, Eric Stanton and the underwriters in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, Allan Brown, Eric Stanton and the underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and selling commissions but before deducting expenses) received by each of the Company, Allan Brown, Eric Stanton and the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus, with respect to the aggregate public offering price of the securities. The relative fault of the Company, Allan Brown, Eric Stanton and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (b) The Company, Allan Brown and Eric Stanton agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(a). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to Section 9(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and Allan Brown and Eric Stanton shall not be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses) received by such person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          SECTION 10. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the holders of Common Stock the benefits of

Rule 144 promulgated under the Act and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall use its best efforts to satisfy the requirements of all such rules and regulations now in effect or hereinafter adopted (including the requirements for public information, registration under the Exchange Act and timely reporting to the Commission). The Company shall furnish to each holder of Common Stock, whenever requested, a written statement as to its compliance with the reporting requirements of Rule 144, the Act and the Exchange Act, a copy of its most recent annual or quarterly report, and such other reports and information filed by the Company as Allan Brown and Eric Stanton may reasonably request in connection with the sale of Common Stock without registration.

     Section 11. Lock-up Agreement.
     ----------  -----------------

          (a) Subject to the subsequent sentence of this Section 11(a), Allan Brown and Eric Stanton each agrees that in connection with any public offering of the Company's Common Stock, and upon the request of the managing underwriter in such offering, such holders will not sell, grant any option for the purchase of, or otherwise dispose of any of the Company's securities held by such holder (other than those included in such registration) without the prior written consent of such underwriter, for such period of time as may be requested by such underwriter (not to exceed 90 days after the effective date of such registration). The obligation of Allan Brown and Eric Stanton under this Section 11 is conditional upon the agreement of all of the Company's officers and directors to be bound by the terms of this Section 11.

          (b) The Company agrees that in connection with any public offering of any Common Stock or any securities similar to Common Stock, and upon the request of the managing underwriter in such offering, the Company will not sell, grant any option for the purchase of, or otherwise dispose of any Common Stock or any securities similar to Common Stock (other than those included in such registration) without the prior written consent of such underwriter, for such period of time as may be requested by such underwriter (not to exceed 90 days after the effective date of such registration).

     SECTION 12. NOTICES. All notices, demands, requests or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person, telecopied (which is confirmed) or by United States mail, certified or registered with return receipt requested, or by nationally recognized overnight courier service, to the addresses of the respective parties for notices as set forth in the Merger Agreement.

     SECTION 13. ASSIGNMENT. The rights to cause the Company to register shares pursuant to this Agreement, and all other rights of Allan Brown and Eric Stanton hereunder, shall not be assignable or transferable to any other person or entity without the Company's prior written consent; PROVIDED, HOWEVER, that the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of each of Allan Brown and Eric Stanton.

     SECTION 14. MISCELLANEOUS. This Agreement shall survive indefinitely and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any applicable conflict of laws. If any provision of this Agreement is rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other provision of this Agreement. This Agreement may be changed, waived, discharged or terminated only with the written consent of each party hereto. This Agreement may be executed in one or more counterparts, and with counterpart signature pages, each of which shall be an original, but all of which together shall constitute one in the same Agreement.

     SECTION 15. EFFECTIVENESS AND TERMINATION. This Agreement shall become effective on the Closing of the Merger. This Agreement shall be deemed terminated if the Merger Agreement is terminated pursuant to Section 8.01 thereof.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                           CYRK, INC.



                                           By: /s/ Gregory P. Shlopak
                                              -------------------------
                                                        Name:
                                                       Title:


                                            /s/ Allan Brown
                                           ----------------------------
                                                  Allan Brown


                                            /s/ Eric Stanton
                                           ----------------------------
                                                 Eric Stanton